COMMENCEMENT AGREEMENT AND FIRST AMENDMENT TO LEASE


      This COMMENCEMENT AGREEMENT AND FIRST AMENDMENT TO LEASE, dated as of August 15, 1997 (the "First Amendment"), by and between AP SOUTHEAST PORTFOLIO PARTNERS, L.P., a Delaware Limited Partnership, with an address at c/o Highwoods Properties, Inc. 3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604, (the "Landlord"), and CLOSURE MEDICAL CORPORATION, a Delaware Corporation, with offices at 5265 Capital Boulevard, Raleigh, North Carolina 27616, (the "Tenant").

                              W I T N E S S E T H :

      WHEREAS, Tenant and Landlord entered into that certain Lease Agreement dated February 14, 1997 (the "Lease") for space designated as 5240 Green's Dairy Road Building, comprising approximately 40,000 rentable square feet, located at the following address:

      5240 Green's Dairy Road Building, City of Raleigh, County of Wake, State of North Carolina; and

      WHEREAS, said Lease provided for the execution of a Commencement Agreement establishing the actual date of the commencement of the term of the lease of the Premises; and

      WHEREAS, the parties desire to expand the Premises, amend the term, the Rent Schedule and further alter and modify said Lease in the manner set forth below,

      NOW, THEREFORE, in consideration of the mutual and reciprocal promises herein contained, Tenant and Landlord hereby agree that said Lease hereinafter described be, and the same is hereby modified in the following particulars, effective as of August 15, 1997:

1. Section 2.3, entitled "Square Footage and Address" is deleted in its entirety and the following is inserted in its place and stead:

            "2.3 Square Footage and Address. The Premises contains approximately 49,145 rentable square feet. The address of the Premises is 5260 Green's Dairy Road, Raleigh, North Carolina 27616."

2. The term of the Lease by and between Landlord and Tenant actually commenced on August 15, 1997 (the "Commencement Date"). The initial term of said Lease shall terminate on July 31, 2007 (the "Termination Date"). Section 3.1, entitled "Lease Term", and all references to the Commencement Date and Termination Date are hereby amended.

3. Section 4.1, entitled "Base Rent", is amended as follows: The Minimum Base Rent is amended to the sum of "$5,004,075.65" and the Minimum annual Base Rent for the first twelve months is amended to the sum of "$457,947.84".

4. Exhibit H shall be deleted in its entirety and the following Exhibit H attached hereto and by this reference made a part hereof shall be inserted in its place and stead.

5. Section 4.6, entitled "Tenant's Proportionate Share", is amended, deleting "43.31%" and inserting "53.21%" in its place and stead.

6. Section 4.7, entitled "Monthly Deposits for Costs and Expenses Payable as Additional Rent", is amended, deleting the words "the sum of Six thousand one hundred sixty-six and 67/100 dollars ($6,166.67)" and inserting the following in its place and stead: "Seven Thousand Five Hundred Seventy-Six and 52/100 dollars ($7,576.52)".

7. Exhibit E, Section 2, entitled "Building Standard Allowance" is deleted in its entirety and the following shall be inserted in its place and stead:

            2. Building Standard Allowance. Landlord shall provide an allowance not to exceed $884,610.00 to be used to construct the Premises (the "Building Standard Allowance") payable upon proof of payment and performance, which Building Standard Allowance shall become a part of the Improvement Allowance (collectively, the "Improvement Allowance"). The Building Standard Allowance shall be used to pay for costs incurred by Tenant constructing the Premises, including, but not limited to, architectural and engineering fees, signage and keying. All proof of payment and performance must be submitted within 60 days after completion of construction. If there are any funds remaining in the Building Standard Fund after April 1, 1998, then Tenant shall lose all rights to any such remaining funds. Landlord agrees to waive all fees associated with Landlord's oversight, management or supervision of the initial Tenant Improvements."

8. Pursuant to Exhibit F, entitled "Additional Space Options", subsection entitled "Expansion Option", the location of the Option Premises is outlined on
Schedule 1 attached hereto and by this reference made a part hereof.

9. Exhibit A is deleted and Exhibit A attached hereto shall be inserted in its place and stead.

10. Unless otherwise defined herein, all capitalized terms used in this First Amendment shall have the same definitions ascribed to them in the Lease.

11. Except as modified and amended by this First Amendment, the Lease shall remain in full force and effect.


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

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed, as of the day and year first above written.

Tenant: CLOSURE MEDICAL CORPORATION
a Delaware Corporation


By: /s/ Robert V. Toni
    -----------------------------
Name:  Robert V. Toni
     ----------------
Title: President
      ---------------

Date: November 5, 1997
      ----------------


Attest: /s/ J. Blount Swain
        ---------------------------------------
                                      Secretary
        ------------------------------

Corporate Seal


AP SOUTHEAST PORTFOLIO PARTNERS, L.P.,
a Delaware Limited Partnership
By:  Highwoods Properties, Inc., its agent
a Maryland corporation


By: /s/ James A. Ciao
    -------------------------------------------
    James A. Ciao, Vice President


Date: November 25, 1997


Attest: /s/ Stephanie A. Lucas
        ---------------------------------------
        Stephanie A. Lucas, Assistant Secretary


Corporate Seal


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

                                    EXHIBIT A


                                  [Floor Plan]

                                    EXHIBIT H


Base Rent as set forth in Section 4.1 of the Lease, shall be as follows:

--------------------------------------------------------------------------------
   MONTHS                      TOTAL ANNUAL BASE               MONTHLY RENT
                                     RENT
--------------------------------------------------------------------------------
0 (days 17-31)                   $  457,947.84                 $20,927.72
--------------------------------------------------------------------------------
          1-12                      457,947.84                  38,162.32
--------------------------------------------------------------------------------
         13-24                      467,162.52                  38,930.21
--------------------------------------------------------------------------------
         25-36                      476,652.48                  39,721.04
--------------------------------------------------------------------------------
         37-48                      486,427.44                  40,535.62
--------------------------------------------------------------------------------
         49-60                      496,497.24                  41,374.77
--------------------------------------------------------------------------------
         61-72                      506,871.72                  42,239.31
--------------------------------------------------------------------------------
         73-84                      517,550.88                  43,129.24
--------------------------------------------------------------------------------
         85-96                      528,554.52                  44,046.21
--------------------------------------------------------------------------------
        97-108                      539,887.32                  44,990.61
--------------------------------------------------------------------------------
       109-119                      505,595.64                  45,963.27
                                 -------------
--------------------------------------------------------------------------------
       TOTAL BASE RENT           $5,004,075.65
--------------------------------------------------------------------------------

This Exhibit is based on the Premises measuring 49,145 rentable square feet, and therefore is subject to revision on a pro rata basis pending final measurement of the Premises pursuant to Section 2.3 of the Lease.

                                   SCHEDULE 1


                            [Option Space Floor Plan]